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                                                                  EXHIBIT 10(v)

[LETTERHEAD]

                   AMENDMENT TO LINE OF CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT dated as of May 22, 1997, to the Line of Credit Agreement dated as of June 30, 1993, (collectively, the "Agreement") between SANWA BANK CALIFORNIA (the "Bank") and INTERNATIONAL RECTIFIER CORPORATION (the "Borrower").

WITNESS THE FOLLOWING:

     WHEREAS the Borrower has requested that Bank amend the Agreement to modify certain covenants and restrictions for a temporary period; and

     WHEREAS the Bank is willing to approve such modifications of these covenants and restrictions for a temporary period;

     NOW, THEREFORE, the Bank and the Borrower agree as follows:

     1. FINANCIAL CONDITION. The Bank and the Borrower agree that the ratio of "consolidated Debt to consolidated Effective to Tangible Net Worth" contained in Section 7.14(b) shall be amended. To that end, Section 7.14(b) is hereby modified to delete the ratio of 0.90 to 1, and to insert in its place the following:

            "1.00 to 1 for the three months ended June 30, 1997
            1.00 to 1 for the six months ended December 31, 1997
            .95 to 1 for the six months ended June 30, 1998
            .90 to 1 for the remainder of the Agreement."

     2. FINANCIAL CONDITION. The Bank and the Borrower agree that the definition of "Consolidated Operating Loss" contained in Section 1.01(d) shall be amended. To that end, the following language is added to Section 1.01(d):

            "For purposes of this covenant, the definition of "Consolidated Operating Loss", as defined under GAAP, shall be modified to exclude a one-time charge of up to $80 million for restructuring and asset impairment charges contemplated by the Borrower in its Fiscal Year ended June 30, 1997. Such charges shall include associated inventory write-downs of up to $5 million."

     3. FINANCIAL CONDITION. The Bank and the Borrower agree that "net income" contained in Section 7.14(d) shall be amended. To that end, the following language is added to Section 7.14(d):

            "For purposes of this covenant, the definition of net income, as defined under GAAP, shall be modified to exclude a one-time charge of up to $60 million for non-cash restructuring and asset impairment charges


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            contemplated by the Borrower in its Fiscal Year
            ended June 30, 1997"

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Eighth Amendment and to modify the Agreement in the manner provided in this Eighth Amendment, the Borrower hereby warrants that (i) the representations and warranties contained in Section 6 of the Agreement are true and correct on the date of this Eighth Amendment, and (ii) no Event of Default, as specified in Section 8 of the Agreement and, except as disclosed by the Borrower to its domestic banks on May 2, 1997, no event which with notice or lapse of time or both would become such an Event of Default, has occurred and is continuing on the date of the Eighth Amendment.

     5. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this Fourth Amendment, the Agreement shall continue to be and shall remain in full force and effect.

     IN WITNESS WHEREOF, the Bank and the Borrower by their respective duly authorized officers or representatives have caused this Fourth Amendment to be duly executed as of the day and year first written above.

                             BORROWER:

                             INTERNATIONAL RECTIFIER CORPORATION

                             By: /s/ Michael P. McGee
                                ------------------------------------
                                 V.P. + CHIEF FINANCIAL OFFICER
                                ------------------------------------
                                           (Name/Title)


                             BANK:

                             SANWA BANK OF CALIFORNIA

                             By: /s/ David B. Carr
                                ------------------------------------
                                 David B. Carr, Vice President
                                ------------------------------------
                                             (Name/Title)